UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
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Filed by a party other than the Registrant ☑
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
THE BRAZIL FUND, INC.

(Name of Registrant as Specified In Its Charter)
CARROUSEL CAPITAL LTD
THE CARROUSEL FUND LTD
THE CARROUSEL FUND II LIMITED

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT OF CARROUSEL CAPITAL LTD
BACKGROUND TO SOLICITATION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 THE CONVERSION OF THE FUND FROM A CLOSED END FUND COMPANY TO AN OPEN END
CARROUSEL’S RECOMMENDATIONS
VOTING AND PROXY PROCEDURES
SOLICITATION OF PROXIES
OTHER INFORMATION
CERTAIN INFORMATION ABOUT THE FUND
OTHER MATTERS AND ADDITIONAL INFORMATION
SCHEDULE I INFORMATION ABOUT PARTICIPANTS

CARROUSEL CAPITAL LTD
203-205 Brompton Road
London SW3 1LA
Tel: 44 20 7823 7044     Fax: 44 20 7591 3829
December 8, 2005
VOTE THE GOLD PROXY TO ELECT INDEPENDENT NOMINEES
TO THE BOARD OF THE BRAZIL FUND, INC.
Dear Fellow Stockholder of The Brazil Fund, Inc. (the “Fund”):
      Carrousel Capital Ltd (“Carrousel Capital”) is the investment manager of each of The Carrousel Fund Ltd., a Cayman Islands company (“Carrousel Fund I”), and The Carrousel Fund II Limited, a Cayman Islands company (“Carrousel Fund II” and, collectively with Carrousel Capital and Carrousel Fund I, “Carrousel”), and, through such entities, Carrousel Capital believes that it is the fourth largest beneficial owner of shares of common stock, $0.01 par value per share (“Shares”), of the Fund. As of the date of this letter, Carrousel Capital beneficially owns approximately 5.85% of the outstanding Shares. The Fund’s current officers and directors, as a group, beneficially own approximately 7,288 of the outstanding Shares according to the Fund’s Proxy Statement.
CARROUSEL’S INTERESTS ARE ALIGNED WITH YOURS!
      Carrousel Capital believes that the current Board of Directors of the Fund (“the Board”) is not acting in your best interests in avoiding the re-election of directors and that, whatever the outcome of the proposal made by the Board for the conversion of the Fund from a closed end to an open end fund, which Carrousel supports, the election of the Independent Nominees, as defined below, will benefit the Fund and its stockholders.
      Carrousel Capital is therefore seeking your support at the Special Meeting of the Stockholders of the Fund scheduled for December 13, 2005 (the “Special Meeting”) for the following:

1. To elect each of Francis Rupert Chad Lea, James Best and Gordon Muir-Carby to the Board, to serve as Class III directors in place of the three Class III candidates for election as Directors who did not receive the requisite vote to be re-elected at the 2004 Annual Meeting and who are holding over.

Messrs Lea, Best and Muir-Carby have no current or prior relationship to the Fund, its management or Deutsche Investment Management Americas Inc (“DeIM”), the Fund’s investment manager, and are therefore herein collectively referred to herein as the “Independent Nominees”.

2. To adopt a proposal recommended by the Board and included in the Fund’s proxy statement for the conversion of the Fund from a closed end management company to an open end management company.
      Carrousel urges you to carefully consider the information contained in the attached Proxy Statement and then support its efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or about December 8, 2005.
VOTE GOLD!
      You should not return any proxy card sent to you by the Fund if you wish to vote FOR the election of the Independent Nominees to the Board. If you have already returned the proxy card sent to you by the Fund, you have the right to REVOKE that proxy by signing, dating and mailing a later-dated GOLD proxy card in the envelope provided.
      Please make certain that the latest dated proxy return is the GOLD proxy card. Only your latest dated proxy counts.

      A GOLD proxy card that is returned to us will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of the Independent Nominees and FOR the conversion of the fund from a closed end management company to an open end management company. In addition, a GOLD proxy card will be voted in the proxy holders’ discretion on all other matters as may properly come before the Special Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Special Meeting.
Sincerely yours,
Bruno Sangle-Ferriere
Director
Carrousel Capital Ltd
IMPORTANT INFORMATION FOR STREET-NAME HOLDERS
      If you hold your Shares in the name of a bank of brokerage firm, your bank or broker must receive your specific instructions before they can vote your Shares. Please make certain that your vote is counted for the Independent Nominees by signing, dating and returning the GOLD proxy card in the envelope provided.
Internet and Telephone Voting
      Holders in many banks and brokerage firms will be able to vote by internet or by toll-free telephone. Instructions for internet and telephone voting in most cases will be included on the enclosed GOLD voting form that has been provided by your broker or bank. We urge you to take advantage of the opportunity to vote your GOLD proxy card today by following the instructions on the GOLD voting form for using the internet or toll-free telephone.
      If you have any questions, please contact:
Morrow & Co., Inc.
445 Park Avenue
New York, New York 10022
Call toll free: 800-662-5200
Bankers and Brokers Call Collect: 212-754-8000

SPECIAL MEETING OF STOCKHOLDERS
OF
THE BRAZIL FUND, INC.

PROXY STATEMENT
OF
CARROUSEL CAPITAL LTD

VOTE GOLD!
PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD
      This proxy statement and the enclosed GOLD proxy card are being furnished to the stockholders (the “Stockholders”) of The Brazil Fund, Inc., a Maryland corporation (the “Fund”), by Carrousel Capital Ltd., an English company (“Carrousel Capital”), on behalf of itself and two of its managed companies, The Carrousel Fund Ltd., a Cayman Islands company (“Carrousel Fund I”), and The Carrousel Fund II Limited, a Cayman Islands company (“Carrousel Fund II” and, collectively with Carrousel Capital and Carrousel Fund I, “Carrousel”), in connection with the solicitation of the proxies from Stockholders to be used at the Special Meeting of Stockholders to be held on December 13, 2005 (the “Special Meeting”), including any adjournment or postponements thereof to vote:

1. FOR the election of each of Rupert Lea, James Best and Gordon Muir Carby (collectively “the Independent Nominees”) to the Board of Directors of the Fund (“the Board”) to serve as Class III Directors in place of Ms. Hrinak (who replaced Mr. Esposito), Mr. Nogueira and Ms. Purcell, the three Class III candidates for election as Directors who did not receive the requisite vote to be re-elected at the 2004 Annual Meeting and are holding over.

2. FOR the adoption of a proposal recommended by the Board and included in the Fund’s Proxy Statement for the conversion of the Fund from a closed end management company to an open end management company.
      Further information regarding the participants in this solicitation is incorporated in Schedule I “Information About Participants”.
      The Fund’s principal executive office is located at 345 Park Avenue, New York, New York 10154. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or about December 8, 2005.
      The Fund has established a record date of October 21, 2005 for determining Stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”) and December 13, 2005 as the date of the Special Meeting.
      The Special Meeting will be held on December 13, 2005 at 10 a.m., Eastern Time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue (at 51st Street), New York, New York 10154. Each Stockholder of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of the Fund’s common stock, $0.01 par value per share (“Share”), held by such Stockholder on the Record Date. Carrousel Capital, together with all of the participants in this solicitation, beneficially owns an aggregate of Shares which represents approximately 5.85% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Fund). Carrousel Capital and all of the participants intend to vote FOR the election of the Independent Nominees to the Board and FOR the conversion of the Fund from a closed end management company to an open end management company.
      This solicitation is being made by Carrousel and not on behalf of the Board or management of the Fund. To Carrousel’s knowledge, there are no other matters scheduled to be voted upon at the Special Meeting. In the event other proposals are brought before the Special Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Special Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.
      Carrousel urges you to sign, date and return the GOLD proxy card in favour of the election of the Independent Nominees and the open ending of the Fund.
IMPORTANT
      Your vote is important, no matter how many or how few Shares you own. Carrousel urges you to sign, date and return the enclosed GOLD proxy card today to vote FOR the election of the Independent Nominees to the Board. Remember, you can vote for the Independent Nominees only on the GOLD proxy card.
      Carrousel urges you not to return any proxy card to the Fund. Please make certain that the latest dated proxy you return is the GOLD proxy card. Only your latest dated proxy counts.
      Stockholders may revoke their proxies at any time prior to its exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Carrousel, in care of Bruno Sangle-Ferriere, at 203-205 Brompton Road London SW3 1LA or to the Fund at 345 Park Avenue, New York, New York 10154 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, requests that either the original or photostatic copies of all revocations be mailed to Carrousel, in care of Bruno Sangle-Ferriere, at the address set forth above so that Carrousel will be aware of all revocations.
      If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other instruction on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy card in the envelope provided by your brokerage firm, bank, bank nominee or other institution.
      If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:
Morrow & Co., Inc.
445 Park Avenue
New York, New York 10022
Call toll free: 800-662-5200
Bankers and Brokers Call Collect: 212-754-8000
BACKGROUND TO SOLICITATION
      Carrousel has been a stockholder in the Fund since July 18, 2003 and has consistently encouraged the Board to be committed to good corporate governance as it believes this to be in the best interests of Stockholders. The Board has blatantly ignored this encouragement and has taken active steps to deprive Stockholders of the right to vote on the composition of the Board by repeatedly deferring the 2005 Annual Meeting.
      The By-laws of the Fund, as re-stated as of May 10, 2004, provide that the Annual Meeting of the Fund should take place in July. On April 15, 2005, the Fund announced that the Board had determined to hold the Annual Meeting in October, rather than July, to enable the Fund time to complete, prior to the Annual Meeting, its previously announced in-kind repurchase offer.

      On June 30, 2005 Carrousel gave notice of its intention to nominate independent directors at the Annual Meeting in October. On July 26, 2005, the Board responded by announcing that the Annual Meeting would be further deferred to December 13, 2005 so that the results of the repurchase offer would be known before the Board nominations were made.
      The repurchase offer was withdrawn on August 25, being the day the it was due to close, for reasons that have never been fully explained. At this point the stated reason for the deferral of the Annual Meeting was null and the Board should have rescheduled the Annual Meeting for the earliest possible date to explain why the repurchase offer had been withdrawn, how the wasted costs that had been incurred by the Board were going to be recovered and to involve Stockholders in debate on the future direction of the Fund. The Board did not take this action. Instead, it waited until September 20, when, without any dialogue with Stockholders, it approved the conversion of the Fund into an open end fund.
      In the meantime, on September 9, 2005, Carrousel gave fresh notice of its intention to nominate independent directors at the deferred Annual Meeting on December 13, 2005. The Board responded by announcing on October 28, 2005 that the stockholder meeting previously called for December 13 would be held in the form of a Special Meeting of Stockholders for the sole purpose of considering a proposal to convert the Fund to open end status. Carrousel wrote to the Board on November 3, 2005 inviting the Board to reinstate the 2005 Annual Meeting on December 13 and on November 7 made the nominations referred to below for consideration at the Special Meeting.
      Carrousel believes that its nominations of candidates for election as directors at the Special Meeting are proper under both Maryland law and the Fund’s By-laws. Specifically, Section 2.11 of Article II of Fund’s By-laws explicitly provides that a Stockholder may make nominations of candidates for election as directors at any meeting. The Fund, however, has indicated to Carrousel that it does not believe that Carrousel has the right to propose nominations of candidates for election as directors at the Special Meeting. Carrousel disagrees with the Fund, and if the Fund does not allow Carrousel to propose nominations of candidates for election as directors at the Special Meeting, Carrousel intends to take steps to ensure that its nominations of candidates for election as directors are considered by the Fund’s Stockholders, including, without limitation, taking appropriate legal action and/or obtaining the support of additional Stockholders to force the Secretary of the Fund to call a Special Meeting of Stockholders to be held for the election of directors. Even if the Fund does not allow Carrousel to propose its nominations of candidates for election as directors at the Special Meeting, Shares represented by properly executed GOLD proxy cards will be submitted to the Fund and will voted at the Special Meeting with respect to the proposal to convert the Fund from a closed end management company to an open end management company.
PROPOSAL 1
ELECTION OF DIRECTORS
The Directors Holding Over
      The Board is divided into three classes of directors and each class serves for three years with one class being elected each year. At the 2004 Annual Meeting of Stockholders, the Class III candidates for election as Directors (Mr. Vincent Esposito, Mr. Ronaldo Nogueira and Ms. Susan Purcell) did not receive the requisite vote to be re-elected (i.e., a majority of the outstanding Shares) and, in accordance with Maryland law and the Fund’s By-laws, are holding over in office. On October 11, 2005, Mr. Esposito resigned as a Class III Director and Ms. Donna J Hrinak was elected to fill the Class III vacancy created. On November 7, 2005, Carrousel Capital nominated Francis Rupert Chad Lea, James Best and Gordon Muir-Carby for election as directors at the Special Meeting. Carrousel is soliciting your proxy in support of the election of the Independent Nominees in place of Ms. Hrinak (who replaced Mr. Esposito), Mr. Nogueira and Ms. Purcell, the three Class III candidates for election as Directors who did not receive the requisite vote to be re-elected at the 2004 Annual Meeting and who are holding over.

      If you wish to vote FOR the Independent Nominees, you can only do so by completing and returning a GOLD proxy card.
Why You Should Vote For the Independent Nominees
      Carrousel believes that the Board has had continuing disregard for the interests of Stockholders. The poor corporate governance record of the Board, which has already resulted in the withdrawal of stockholder support, is demonstrated by the following examples:

•	Carrousel believes that the Board has acted without justification and placed the Fund in breach of the By-laws in deferring the 2005 Annual Meeting until June 2006 and deprived Stockholders of the right to vote on the composition of the Board.

•	Carrousel believes that the deferral of the Annual Meeting violates Maryland Law and the rules of the New York Stock Exchange, both of which require the Fund to hold an Annual Meeting for the purpose of electing directors.

•	Carrousel believes that the continuing deferrals frustrate the SEC’s goal of fostering shareholder access, particularly in light of the fact that the Board’s candidates at the 2004 Annual Meeting were not re-elected.

•	Carrousel considers that Robert Callander, the Chairman of the Fund, has behaved in a completely inappropriate manner in ignoring the retirement policy that was established by the Board and continuing in office past the age established by the Board’s retirement policy.

•	Carrousel believes that the Fund’s current directors are too closely tied to DeIM to be truly independent and that, perhaps as a result, the Board has consistently failed to take the necessary steps to narrow the discount to net asset value at which the Shares trade until forced to do so by Stockholders and then has failed to consult with Stockholders on the steps that it proposes to take.
      The Independent Nominees have indicated to Carrousel that, as directors of the Fund, they will review all aspects of the corporate governance of the Fund and that, unlike the current members of the Board, they will not accept any invitation from DeIM to serve on the board of directors of any other closed-end fund currently managed by DeIM or accept fees directly from DeIM, or from Carrousel, while serving as a director of the Fund.
The Independent Nominees
      The Independent Nominees, Francis Rupert Chad Lea, James Best and Gordon Muir Carby, have extensive experience in emerging markets and the closed-end fund industry.

      The following table sets forth certain information regarding the Independent Nominees. This information has been furnished to Carrousel by the Independent Nominees.

Principal Occupation
	and Business Experience	Directorships in
Name, Age and Principal Business Address	During the Last Five Years	Publicly Held Companies

Francis Rupert Chad Lea Age: 47 Business Address: 1 Bow Church Yard, London EC4N 9DQ, England	Financial Consultant, MSS Capital Limited, an investment adviser (2003 to present); Sales Consultant, Laxey Partners (UK) Limited, an investment management company (2000-2003); Director, Head of Equities, Closed End Funds, ABN Amro (1999-2000)	Director of the Thai Prime Fund Limited (2004 to present)
James Best Age: 57 Business Address: 63 Chandos Place, London, WC2, England	Financial Consultant, Best & Company, an investment adviser (2004-present); Managing Director, UBS, an international bank (2000-2004)	None
Gordon Muir-Carby Age: 50 Business Address: 1 Berkeley Street, London, W1J 8DS	Chairman, Muir & Co Ltd, a corporate finance firm (2003 to present); Chairman, Metropol (UK) Limited (2000-2003), a brokerage firm; Head of European Emerging Markets, HSBC, an international bank (1997-2000)	None
      The Independent Nominees (a) will be completely independent from Carrousel while serving as directors of the Fund, (b) will not receive any compensation from Carrousel for their services as directors of the Fund, (c) do not have an equity interest in Carrousel, and (d) have been nominated to serve the interests of all of the Stockholders (not just the interests of Carrousel).
      Carrousel has entered into Indemnification Agreements with each of the Independent Nominees, which indemnify each of them with respect to this nomination, and, pursuant to that certain Consultancy Agreement (the “Consultancy Agreement”) dated April 5, 2004 among Carrousel Capital, Mr. Sangle-Ferriere, Lea Green Ltd and Mr. Lea, Lea Green Limited (an entity of which Mr. Lea is the sole beneficiary) has agreed to assist Carrousel Capital in seeking to cause the Fund to take certain corporate actions with a view to enhancing Stockholder value.
      Each of the Independent Nominees has executed a written consent agreeing to be a nominee for election to the Board and to serve as a director if so elected. None of the Independent Nominees has been convicted in an criminal proceedings (excluding traffic violations or similar misdemeanours) over the past ten years. Additional information about the other participants in this solicitation is set forth in Schedule I hereto and is incorporated herein by reference.
      None of the Independent Nominees beneficially owns any Shares of the Fund and none of the Independent Nominees is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.
      Neither Carrousel nor any of the Independent Nominees is a party adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

      The following table sets forth the dollar range of equity securities beneficially owned by each Independent Nominee in the Fund and in all registered investment companies to be overseen by the Independent Nominees within the Fund’s family of investment companies as of November 2005:

Aggregate dollar range of equity securities
	Dollar range of	in all registered investment companies to be
	equity securities	overseen by the Independent Nominees within
Name	in the Fund	the Fund’s family of investment companies

Francis Rupert Chad Lea	None	None
James Best	None	None
Gordon Muir-Carby	None	None
      Carrousel does not expect that the Independent Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and Carrousel does not learn of this circumstance a reasonable time before the Special Meeting, the Shares represented by the enclosed GOLD proxy card will be voted for substitute Independent Nominees (who would be named after the solicitation of proxies).
Other Information
      The Fund’s proxy statement contains information regarding ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares. We urge you to review the Fund’s proxy materials concerning these matters.
      YOU ARE URGED TO VOTE FOR THE ELECTION OF THE INDEPENDENT NOMINEES ON THIS ENCLOSED GOLD PROXY CARD
PROPOSAL 2
THE CONVERSION OF THE FUND FROM
A CLOSED END FUND COMPANY TO AN OPEN END
      Carrousel supports the proposal that has been made by the Board to convert the Fund from a closed end fund to open end fund including in connection therewith (i) changing the subclassification of the Fund from that of a closed end management company to an open end management company and (ii) amending and restating the Articles of Incorporation of the Fund. The Fund’s Proxy Statement contains the background to and detail on the proposal, its benefits and disadvantages. The principal benefits of the proposal, which benefit all Stockholders equally including Carrousel, are that open ending is the most effective way of (i) eliminating the discount and (ii) offering more liquidity to Stockholders with respect to their investment in the Fund. Carrousel believes that the open ending of the Fund is in the best interest of all Stockholders for the reasons set out in its previous filings and supports the proposal.
      YOU ARE URGED TO VOTE “FOR” THE BOARD’S PROPOSAL FOR THE CONVERSION OF THE FUND FROM A CLOSED END MANAGEMENT COMPANY TO AN OPEN END MANAGEMENT COMPANY
CARROUSEL’S RECOMMENDATIONS
      Carrousel is soliciting proxies FOR the election of the Independent Nominees and supports the Board proposal for the open ending of the Fund. To Carrousel’s knowledge, there are no other matters scheduled to be voted upon at the Special Meeting. In the event other proposals are brought before the Special Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Special Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.
      YOU ARE URGED TO VOTE “FOR” THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD ON THE ENCLOSED GOLD PROXY CARD. REMEMBER, YOU CAN VOTE FOR THE INDEPENDENT NOMINEES ONLY ON THE GOLD PROXY CARD.

      WE URGE YOU NOT TO RETURN ANY PROXY CARD TO THE FUND. PLEASE MAKE CERTAIN THAT THE LATEST DATED PROXY YOU RETURN IS THE GOLD PROXY CARD. ONLY YOUR LATEST DATED PROXY COUNTS.
VOTING AND PROXY PROCEDURES
      Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Based on publicly available information, Carrousel believes that the only outstanding class of securities of the Fund entitled to vote at the Special Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Special Meeting. According to the Fund’s proxy statement relating to the Special Meeting, there were 16,241,288 Shares issued and outstanding as of the Record Date.
      The presence at the Special Meeting, in person or by proxy, of Stockholders holding a majority of the votes entitled to be cast will constitute a quorum for the transaction of business. If a quorum is present at the Special Meeting, the election of each of the Independent Nominees requires the affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Special Meeting. Approval of the Board’s proposal for the conversion of the Fund from closed-end management company to an open end management company will require the affirmative vote of the holders of three-quarters of the outstanding Shares. Abstentions will be counted as Shares present at the Special Meeting for quorum purposes but not voting and will have the same effect as votes cast against the proposals.
      Shares represented by properly executed GOLD proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted:

•	FOR the election of the Independent Nominees to the Board;

•	FOR the conversion of the Fund from a closed end management company to an open end management company; and

•	in the discretion of the persons named as proxies, on all other matters as may properly come before the Special Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Special Meeting.
      Carrousel recommends that Stockholders vote FOR the election of the Independent Nominees and FOR the Board proposal for the open ending of the Fund.
      Stockholders may revoke their proxies at any time prior to its exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Carrousel, in care of Bruno Sangle-Ferriere, at 203-205 Brompton Road, London SW3 1LA or to the Fund at 345 Park Avenue, New York, New York 10154 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, requests that either the original or photostatic copies of all revocations be mailed to Carrousel, in care of Bruno Sangle-Ferriere, at the address set forth above so that Carrousel will be aware of all revocations.
      CARROUSEL RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD ON THE ENCLOSED GOLD PROXY CARD.
      CARROUSEL SUPPORTS THE BOARD PROPOSAL ON THE CONVERSION OF THE FUND FROM A CLOSED END MANAGEMENT COMPANY TO AN OPEN END MANAGEMENT COMPANY AND URGES YOU TO VOTE “FOR” THIS PROPOSAL ON THE GOLD PROXY CARD.
      EVEN IF THE FUND DOES NOT ALLOW CARROUSEL TO PROPOSE ITS NOMINATIONS OF CANDIDATES FOR ELECTION AS DIRECTORS AT THE SPECIAL MEETING, SHARES REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE SUBMITTED TO THE FUND AND WILL VOTED AT THE SPECIAL MEETING WITH RESPECT TO THE PROPO-

SAL TO CONVERT THE FUND FROM A CLOSED END MANAGEMENT COMPANY TO AN OPEN END MANAGEMENT COMPANY.
      IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO CARROUSEL WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD.
SOLICITATION OF PROXIES
      Carrousel is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, internet, e-mail, in person and by advertisements. It is anticipated that each of Bruno Sangle-Ferriere and Francis Rupert Chad Lea will solicit Stockholders for Carrousel. Mr. Sangle-Ferriere or Mr. Lea will not receive additional compensation for such solicitation except for the compensation paid to Lea Green Ltd under the Consultancy Agreement.
      Carrousel has retained Morrow & Co., Inc. for solicitation and advisory services in connection with this solicitation, for which Morrow & Co., Inc. will receive a fee not to exceed $45,000 together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow & Co., Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Carrousel has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Carrousel will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Morrow & Co., Inc. will employ approximately 25 persons to solicit Stockholders for the Special Meeting.
      Carrousel does not intend to seek reimbursement of the costs of this solicitation for the Fund.
OTHER INFORMATION
      According to the Fund’s proxy statement, if a Stockholder wishes to submit proposals for inclusion in the Fund’s Proxy Statement for the next meeting of Stockholders of the Fund, the Stockholder should send its written proposals to Carole Coleman, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. In the event that the open ending is not approved, proposals for inclusion in the Fund’s Proxy Statement for the next Annual Meeting should be submitted by April 1, 2006. In the event that the open ending is approved, proposals for inclusion of the Fund’s Proxy Statement should be submitted a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting. The timely submission of a proposal does not guarantee its inclusion.
      For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a Stockholder, the Stockholder must comply with the Fund’s by-laws, by which, among other things, require that the Stockholder must give timely notice thereof in writing to the Secretary of the Fund, the Stockholder must be a Stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s by-laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days notice or prior public disclosure is given or made to Stockholders, any such notice by a Stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the Annual or Special Meeting was given or such public disclosure was made.

CERTAIN INFORMATION ABOUT THE FUND
      The Brazil Fund, Inc. is a Maryland corporation with its principal executive office located at 345 Park Avenue, New York, New York 10154. The Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Fund with SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC’s Web site (http://www.sec.gov).
      In addition to the information contained in the Fund’s proxy statement as discussed under the caption “Election of Directors”, the Fund’s proxy statement contains information regarding:

•	number of Shares outstanding as of the record date;

•	establishment of a quorum;

•	vote required for the adoption of the Board’s proposal for the open ending of the Fund;

•	treatment of abstentions and “broker non-votes”;

•	admission requirements for the Special Meeting;

•	identity of the Fund’s investment advisers, managers, distributors and/or administrators;

•	revocability of proxies; and

•	requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund’s proxy statement for the next meeting of Stockholders and for the next annual meeting of Stockholders.
      Carrousel assumes no responsibility for the accuracy or completeness of any such information.
OTHER MATTERS AND ADDITIONAL INFORMATION
      Carrousel is unaware of any other matters to be considered at the Special Meeting. Should other proposals be brought before the Special Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.
VOTE GOLD!

CARROUSEL CAPITAL LIMITED
(on behalf of itself and as attorney-in-fact for the participants in this solicitation)

Bruno Sangle-Ferriere, Director
December 8, 2005

SCHEDULE I
INFORMATION ABOUT PARTICIPANTS
      Carrousel Capital is soliciting proxies on behalf of itself and two of its managed companies, Carrousel Fund I and Carrousel Fund II. Bruno Sangle-Ferriere may be deemed to be a participant in this solicitation by virtue of his ownership of Carrousel Capital. By virtue of their roles as the Independent Nominees, Messrs Lea, Best and Muir-Carby may be deemed participants in this solicitation. Similar information for the Independent Nominees to the information contained in this Schedule is located under the caption “Election of Directors — The Independent Nominees” of this Proxy Statement, which information is incorporated by reference into this Schedule I.
Carrousel Fund I
      Carrousel Fund I is an investment company organised under the laws of the Cayman Islands created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment activities. The shares of Carrousel Fund I are listed on the Irish Stock Exchange. The address of Carrousel Fund I’s principal business and principal office is Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands. As of the date of the mailing of this proxy statement, Carrousel Fund I is the beneficial owner of 478,900 Shares.
Carrousel Fund II
      Carrousel Fund II is a private investment company organised under the laws of the Cayman Islands created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment activities. The address of Carrousel Fund II’s principal business and principal office is Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands. As of the date of the mailing of this proxy statement, Carrousel Fund II is the beneficial owner of 470,400 Shares.
Carrousel Capital
      Carrousel Capital is organised under the laws of the United Kingdom and is the investment manager of each of Carrousel Fund I and Carrousel Fund II, subject to the overall control of the board of directors of each of Carrousel Fund I and Carrousel Fund II. Carrousel Capital is regulated in the United Kingdom by the Financial Services Authority (FSA) and is registered in the United States with the National Futures Association (NFA) as a Commodity Trading Advisor and a Commodity Pool Operator. The address of Carrousel Capital’s principal business and principal office is 203-205 Brompton Road, London, SW3 1LA. As of the date of the mailing of this proxy statement, Carrousel Capital is the beneficial owner of 949,485 Shares (representing Carrousel Fund I’s 478,900 Shares, Carrousel Fund II’s 470,400 Shares and 185 Shares held directly by Carrousel Capital).
Bruno Sangle-Ferriere
      Bruno Sangle-Ferriere owns 50% of the outstanding equity of Carrousel Capital and 100% of the voting equity of Carrousel Capital. Bruno Sangle-Ferriere is a French citizen and his principal occupation is that of a portfolio manager of each of Carrousel Fund I and Carrousel Fund II and principal of Carrousel Capital Limited. His business address is 203-205 Brompton Road, London, SW3 1LA. As of the date of mailing of this proxy statement, Bruno Sangle-Ferriere is the beneficial owner of 949,485 Shares (representing Carrousel Fund I’s 478,900 Shares, Carrousel Fund II’s 470,400 Shares and Carrousel Capital’s 185 Shares).
      None of the participants in this solicitation has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanours) over the past ten years.
      Except as described in the immediately succeeding sentence, none of the participants in this solicitation is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Carrousel Capital is the exclusive investment manager to Carrousel Fund I and Carrousel Fund II pursuant to certain agreements dated June 2003 and September 2003 respectively.
      None of the participants in this solicitation nor any of their associates have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.
IMPORTANT!
      Your vote is important. No matter how many Shares you own, please give Carrousel your proxy FOR the election of the Independent Nominees to the Board by:

1. signing the enclosed GOLD proxy card;

2. dating the enclosed GOLD proxy card; and

3. mailing the enclosed GOLD proxy card today in the envelope provided (no postage is required if mailed in the United States).
      If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy card in the envelope and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Carrousel urges you to confirm in writing your instructions to Carrousel at the address provided below so that Carrousel will be aware of all instructions given and can attempt to ensure that such instructions are followed.
PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU
BY THE FUND AS IT MAY REVOKE YOUR PREVIOUS PROXY.
REMEMBER, ONLY YOUR LATEST DATED PROXY COUNTS.
      If you have any questions or require any additional information concerning this proxy statement, please contact Carrousel’s proxy solicitor, Morrow & Co., Inc., at the address set forth below:
Morrow & Co.
445 Park Avenue,
New York,
New York 10022
Call toll free: 800-662-5200
Bankers and Brokers call collect: 212-754-8000

THE BRAZIL FUND, INC.
SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF CARROUSEL
AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
OR MANAGEMENT OF THE BRAZIL FUND, INC.

P R O X Y	The undersigned appoints Bruno Sangle-Ferriere and Jonathan H. Cole, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of the Brazil Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Fund to be held on December 13, 2005, and at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.
(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

☒	Please mark vote as in this example

CARROUSEL RECOMMENDS A VOTE FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD AND FOR THE BOARD PROPOSAL ON THE CONVERSION OF THE STATUS OF THE FUND

1.	ELECTION OF FRANCIS RUPERT CHAD LEA, JAMES BEST AND GORDON MUIR-CARBY (THE INDEPENDENT NOMINEES): To elect as Class III directors of the Fund to serve until the year 2007 Annual Meeting in place of Ms. Hrinak (who replaced Mr. Esposito), Mr. Nogueira and Ms. Purcell, the three Class III candidates for election as Directors who did not receive the requisite vote at the 2004 Annual Meeting and are holding over.	3.	In their discretion, the herein named attorneys and proxies are authorised to vote upon such other matters as may properly come before the Special Meeting, of which such persons are not made aware within a reasonable period of time prior to the Special Meeting.

	FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES ☐	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ☐	PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD AND FOR THE OPEN ENDING OF THE FUND.

2.	APPROVAL OF THE BOARD’S PROPOSAL FOR THE CONVERSION OF THE FUND FROM A CLOSED END MANAGEMENT COMPANY TO AN OPEN END MANAGEMENT COMPANY			Dated

	FOR ☐	AGAINST ☐	ABSTAIN ☐	(Signature)

(Signature if held jointly) (Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.
IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MORROW & CO., INC., TOLL FREE AT 800 662 5200.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲